UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

Creek Road Miners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

35 E Horizon Ridge Pkwy

Ste 110 - 502

Henderson, NV 89002-7906

(Address of Principal Executive Offices) (Zip Code)

(435) 900-1949

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a- l 2 under the Exchange Act ( 17 CFR 240. l4a- l 2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2023, Alan Urban notified Creek Road Miners, Inc. (the “Company”) of his decision to resign as the Chief Financial Officer of the Company, effective March 8, 2023 (the “Effective Date”), to pursue other opportunities.

In connection with Mr. Urban’s resignation, the Company has appointed John D. Maatta to the position of interim Chief Financial Officer (“interim CFO”) as of the Effective Date. As interim CFO, Mr. Maatta will serve as the Company’s principal financial officer and principal accounting officer.

Mr. Maatta, age 71, has served as the Company’s Chief Executive Officer since July 9, 2022 and as a member of the Company’s board of directors since May 2011. Mr. Maatta also served as the Company’s President and Chief Executive Officer from May 3, 2016 through November 24, 2020 and as co-Chief Executive Officer from May 12, 2022 through July 8, 2022.

Mr. Maatta was the Chief Operating Officer of The WB Television Network and The CW Television Network from 2005 to 2014. As the Chief Operating Officer of The WB and The CW networks, Mr. Maatta was responsible for overseeing all business operations of those broadcast networks, including Finance, Business Affairs, Legal and Sales. Mr. Maatta is currently a director of Trader Vic’s, Inc., a Polynesian-style restaurant chain, a position he has held since 1998. Mr. Maatta is a California-licensed attorney and a founding partner of HTM Partners LLP, an entertainment law firm located in Beverly Hills and New York City.

The selection of Mr. Maatta to serve as the interim CFO was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Maatta and any director or executive officer of the Company, and there are no transactions between Mr. Maatta and the Company that would be required to be reported under Item 404(a) of Regulation S-K. No material changes have been made to Mr. Maatta’s compensation in connection with his appointment as interim CFO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREEK ROAD MINERS, INC.

By:	/s/ John D. Maatta
John D. Maatta
Chief Executive Officer

Date: March 14, 2023